INCOME TAX (Deferred Tax Assets) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Current Assets and Liabilities:
Provision for doubtful accounts	$ 50,054	$ 80,820
Profit sharing plan contribution	(4,085)	(2,043)
Total	45,969	78,777
Valuation Allowance
Current Deferred Tax Asset, Net	45,969	78,777
Depreciation	(38,193)	(58,139)
Total	(38,193)	(58,139)
Valuation allowance	0
Noncurrent Deferred Tax (Liability) Asset, Net	(38,193)	(58,139)
Total Deferred Tax - Asset, Net	$ 7,776	$ 20,638